UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

 June 16, 2020 (June 10, 2020)

SUTTER ROCK CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sansome Street

Suite 730

San Francisco, CA 94104

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 235-4769

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SSSS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment

Effective June 22, 2020, the Company’s name will change to “SuRo Capital Corp.” from “Sutter Rock Capital Corp.” (the “Name Change”). The Company has filed Articles of Amendment (the “Articles of Amendment”) to its Articles of Amendment and Restatement, as amended (the “Charter”), with the Department of Assessments and Taxation of the State of Maryland to effect the Name Change. The Articles of Amendment will become effective on June 22, 2020. In accordance with the Maryland General Corporation Law (the “MGCL”) and the Charter, the Company’s board of directors (the “Board of Directors”) approved the Name Change and the Articles of Amendment. Stockholder approval was not required.

Trading Symbol

The trading symbol for the Company’s common stock (the “Common Stock”) on the Nasdaq Capital Market will not change as a result of the Name Change. The Common Stock will continue to trade under the trading symbol “SSSS”.

Second Amended and Restated Bylaws

Effective June 22, 2020, the Company’s Amended and Restated Bylaws will be amended and restated to reflect the Name Change (the “Second Amended and Restated Bylaws”). In accordance with the MGCL and the Company’s bylaws, the Board of Directors approved the Second Amended and Restated Bylaws. Stockholder approval was not required.

The foregoing descriptions of the Articles of Amendment and the Second Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles of Amendment and the Second Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit 3.1	Articles of Amendment
Exhibit 3.2	Second Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2020	SUTTER ROCK CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary